Exhibit 10.19

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 22, 2017 (this “Agreement”), is entered into among EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Revolving Lenders party hereto and SUNTRUST BANK, as Administrative Agent, Swingline Lender and Issuing Bank. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to certain First Lien Credit Agreement dated as of December 22, 2016 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors identified therein, the Lenders identified therein, and SunTrust Bank, as Administrative Agent, Issuing Bank and Swingline Lender.

WHEREAS, the parties hereto have agreed to amend the Credit Agreement to modify the Applicable Margin with respect to Revolving Loans, Swingline Loans and Letters of Credit as further provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendment to Credit Agreement. The table in the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Level	Consolidated Leverage Ratio	Eurodollar Loans and Letter of Credit Fee	Base Rate Loans
1	< 4.0:1.0	3.50%	2.50%
2	≥ 4.0:1.0 but < 4.50:1.0	3.75%	2.75%
3	≥ 4.50:1.0	4.00%	3.00%

2.    Effectiveness; Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:

(a) The Administrative Agent shall have received a counterpart of this Agreement signed by or on behalf of the Borrower, the Guarantors, the Administrative Agent and the Revolving Lenders.

(b) The Administrative Agent shall have received an executed copy of that certain First Repricing Amendment to the Credit Agreement, incorporating an amendment to the Applicable Margin with respect to the Initial Term Loan.

(c) Receipt by the Administrative Agent, SunTrust Robinson Humphrey, Inc. and the Lenders of any fees required to be paid on or before the date of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

3.    Miscellaneous.

(a) This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent, any Lender or any Issuing Bank of any rights and remedies under the Loan Documents, at law or in equity.

(b) This Amendment shall constitute a Loan Document for all purposes.

(c) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (such as by email in “pdf” or “tif” format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(d) Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that, on the date hereof, and after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

(e) Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that (other than as expressly provided herein) this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

(f) Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 11.5 AND 11.6 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	EVO PAYMENTS INTERNATIONAL, LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Hodges
Name:	Kevin M. Hodges
Title:	CFO

GUARANTORS:	EVO MERCHANT SERVICES, LLC,
a Delaware limited liability company,
ENCORE PAYMENT SYSTEMS, LLC,
a Delaware limited liability company,
VISION PAYMENT SOLUTIONS, LLC,
a Delaware limited liability company,
NATIONWIDE PAYMENT SOLUTIONS, LLC,
a Delaware limited liability company,
COMMERCE PAYMENT GROUP, LLC,
a Delaware limited liability company,
EVO DIRECT, LLC,
a Delaware limited liability company,
PRODIGY PAYMENT SYSTEMS, LLC,
a Delaware limited liability company,
MOMENTUM PAYMENT SYSTEMS, LLC,
a Delaware limited liability company,
MOCA PAYMENT SYSTEMS, LLC,
a Delaware limited liability company,
POWERPAY, LLC,
a Maine limited liability company,
POWERPAY CAPITAL, LLC,
a Delaware limited liability company,
EVO PAYMENT SYSTEMS, LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Hodges
Name:	Kevin M. Hodges
Title:	Authorized Signatory

EVO POWERPAY HOLDINGS, LLC, a Delaware limited liability company,
CVE EVO, LLC, a Delaware limited liability company,
E-ONLINEDATA, LLC, a Delaware limited liability company,
E-ONLINEDATA-POWERPAY, LLC, a Delaware limited liability company,
MEINC, LLC, a Delaware limited liability company,
ZENITH MERCHANT SERVICES, LLC, a Delaware limited liability company,
PINEAPPLE PAYMENTS, LLC, a Delaware limited liability company,
EVO GROUP MANAGEMENT, INC, a Delaware corporation,
STERLING PAYMENT TECHNOLOGIES, LLC, a Florida limited liability company,
MP PLATFORMS HOLDING, LLC, a Delaware limited liability company,
MP PLATFORMS, LLC, a Delaware limited liability company,
SBG ACQUISITION, LLC, a Delaware limited liability company,
SPT MANAGEMENT SERVICES, INC., a Delaware corporation

By:	/s/ Kevin M. Hodges
Name:	Kevin M. Hodges
Title:	Authorized Signatory

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent, Issuing Bank and Swingline Lender

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

REVOLVING LENDERS:	SUNTRUST BANK, as a Revolving Lender

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

FIFTH THIRD BANK, as a Revolving Lender

By:	/s/ Nick Jevic
Name:	Nick Jevic
Title:	Vice President

CITIBANK, N.A.,
as a Revolving Lender

By:	/s/ Marina Donskaya
Name:	Marina Donskaya
Title:	Vice President

CITIZENS BANK, N.A.,
as a Revolving Lender

By:	/s/ Srbui Seferian
Name:	Srbui Seferian, CFA
Title:	Director

REGIONS BANK.,
as a Revolving Lender

By:	/s/ Steven Dixon
Name:	Steven Dixon
Title:	Director

BANK OF AMERICA, N.A., as a Revolving Lender

By:	/s/ Sujay Maiya
Name:	Sujay Maiya
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Andrew Fraser
Name:	Andrew Fraser
Title:	Vice President